EXHIBIT 13.2

SECTION 906 OF THE SARBANES-OXLEY ACT
CFO CERTIFICATION

In connection with the annual report of Almaden Minerals Ltd. (the “Company”) on Form 20-F for the fiscal year ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Korm Trieu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/”Korm Trieu”

Name: Korm Trieu
Title: Chief Financial Officer
March 28, 2014